SOLAR POWER SYSTEMS, NET	12 Months Ended
Dec. 31, 2016
SOLAR POWER SYSTEMS, NET
SOLAR POWER SYSTEMS, NET

9. SOLAR POWER SYSTEMS , NET

        Solar power systems, net consist of the following:

	At December 31, 2015	At December 31, 2016
	$	$
Solar power systems in operation	508,584	120,935
Solar power systems under construction	706,118	4,782
Accumulated depreciation	(14,261)	(13,655)

Solar power systems, net	1,200,441	112,062

        For the years ended December 31, 2016, the Company completed construction of certain solar power projects and transferred from solar power systems to project assets totaling $1,362.1 million. In connection with decisions to sell certain operating solar power projects, the Company reclassified solar power systems of $405.9 million to assets held-for-sale, of which $115.3 million was sold, during the year ended December 31, 2016. Depreciation expense of solar power systems was $1,173, $11,340 and $16,492 for the years ended December 31, 2014, 2015 and 2016, respectively.